WFHET 2004-2                                   [BANC OF AMERICA SECURITIES LOGO]





Class AII-1B
Pricing Speed  100% PPC
Run to         Call



  Pay Date     Performing    Principal
                  Balance      Payment
10/25/2004    250,000,000    2,990,023
11/25/2004    247,009,977    3,323,945
12/25/2004    243,686,032    3,651,425
 1/25/2005    240,034,607    3,971,305
 2/25/2005    236,063,302    4,282,437
 3/25/2005    231,780,865    4,583,702
 4/25/2005    227,197,163    4,873,956
 5/25/2005    222,323,207    5,151,928
 6/25/2005    217,171,279    5,411,040
 7/25/2005    211,760,240    5,608,273
 8/25/2005    206,151,966    5,792,510
 9/25/2005    200,359,456    5,963,038
10/25/2005    194,396,418    6,119,177
11/25/2005    188,277,242    6,260,311
12/25/2005    182,016,931    6,385,896
 1/25/2006    175,631,035    6,495,464
 2/25/2006    169,135,572    6,588,625
 3/25/2006    162,546,947    6,665,002
 4/25/2006    155,881,945    6,724,450
 5/25/2006    149,157,494    6,494,037
 6/25/2006    142,663,458    6,275,883
 7/25/2006    136,387,574    6,065,333
 8/25/2006    130,322,242    5,862,111
 9/25/2006    124,460,131    5,665,959
10/25/2006    118,794,172    5,476,627
11/25/2006    113,317,545    5,293,874
12/25/2006    108,023,672    5,117,467
 1/25/2007    102,906,204    4,947,184
 2/25/2007     97,959,021    4,782,807
 3/25/2007     93,176,213    4,624,129
 4/25/2007     88,552,085    4,470,948
 5/25/2007     84,081,137    4,322,822
 6/25/2007     79,758,315    4,180,078
 7/25/2007     75,578,237    4,042,268
 8/25/2007     71,535,969    3,909,220
 9/25/2007     67,626,748    3,780,766
10/25/2007     63,845,982            -
11/25/2007     63,845,982    1,931,175
12/25/2007     61,914,807    2,208,285
 1/25/2008     59,706,522    2,130,527
 2/25/2008     57,575,995    2,055,544
 3/25/2008     55,520,451    1,983,237
 4/25/2008     53,537,214    1,913,511
 5/25/2008     51,623,702    1,846,274
 6/25/2008     49,777,429    1,781,435
 7/25/2008     47,995,993    1,718,910
 8/25/2008     46,277,083    1,658,617
 9/25/2008     44,618,466    1,600,474
10/25/2008     43,017,992    1,544,405
11/25/2008     41,473,587    1,490,337
12/25/2008     39,983,250    1,438,197
 1/25/2009     38,545,053    1,387,917
 2/25/2009     37,157,137    1,339,429
 3/25/2009     35,817,707    1,292,671
 4/25/2009     34,525,036    1,247,576
 5/25/2009     33,277,460    1,204,092
 6/25/2009     32,073,368    1,162,158
 7/25/2009     30,911,210    1,121,719
 8/25/2009     29,789,492    1,082,720
 9/25/2009     28,706,771    1,045,111
10/25/2009     27,661,660    1,008,842
11/25/2009     26,652,818      973,865
12/25/2009     25,678,953      940,133
 1/25/2010     24,738,821      907,601
 2/25/2010     23,831,219      876,228
 3/25/2010     22,954,991      845,972
 4/25/2010     22,109,019      816,791
 5/25/2010     21,292,228      788,649
 6/25/2010     20,503,579      761,508
 7/25/2010     19,742,071      735,331
 8/25/2010     19,006,740      710,085
 9/25/2010     18,296,656      685,735
10/25/2010     17,610,920      662,251
11/25/2010     16,948,669      639,601
12/25/2010     16,309,069      617,754
 1/25/2011     15,691,315      596,683
 2/25/2011     15,094,632      576,359
 3/25/2011     14,518,273      556,756
 4/25/2011     13,961,518      537,847
 5/25/2011     13,423,670      519,609
 6/25/2011     12,904,062      502,016
 7/25/2011     12,402,046      485,046
 8/25/2011     11,917,000      468,676
 9/25/2011     11,448,324      452,885
10/25/2011     10,995,438      437,653
11/25/2011     10,557,786      422,958
12/25/2011     10,134,827      408,782
 1/25/2012      9,726,045      395,107
 2/25/2012      9,330,938      381,913
 3/25/2012      8,949,025      369,185
 4/25/2012      8,579,840      356,905
 5/25/2012      8,222,935      345,057
 6/25/2012      7,877,879      333,625
 7/25/2012      7,544,253      322,596
 8/25/2012      7,221,657      311,954
 9/25/2012      6,909,704      301,685
10/25/2012      6,608,019      291,776
11/25/2012      6,316,243      282,214
12/25/2012      6,034,029      272,987
 1/25/2013      5,761,042      264,083
 2/25/2013      5,496,959      255,490
 3/25/2013      5,241,469      247,196
 4/25/2013      4,994,273      239,192
 5/25/2013      4,755,080      231,467
 6/25/2013      4,523,613      224,011
 7/25/2013      4,299,603      216,813
 8/25/2013      4,082,789      209,866
 9/25/2013      3,872,923      203,159
10/25/2013      3,669,764      196,685
11/25/2013      3,473,079      190,435
12/25/2013      3,282,643      184,401
 1/25/2014      3,098,242      178,575
 2/25/2014      2,919,667    2,919,667


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2                                   [BANC OF AMERICA SECURITIES LOGO]


Assumptions
100% PPC                       18% CPR for 1-24 months, 50% CPR up to month 31,
                               12% CPR thereafter
Loss Severity                  60%
Recovery Delay                 12 months
Trigger                        Fail
Libor                          Forward + 200 bp
Run to                         Maturity
Defaults are in addition to prepayments


----------------------------------------------
CDR* (%)                                 8.8%
Cum Loss (%)                           17.63%
----------------------------------------------

* CDR at which M1 is completely written down


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2                                   [BANC OF AMERICA SECURITIES LOGO]


Assumptions
Run to                                 Call
Libor                                  Static


Class AIII-1

------------------------------------------------------------------------------
                 CPR                          WAL          Principal Window
------------------------------------------------------------------------------
                  5%                                2.80       1 to 70
                 10%                                1.55       1 to 39
                 15%                                1.05       1 to 27
                 20%                                0.79       1 to 20
                 25%                                0.63       1 to 16
                 30%                                0.52       1 to 13
                 35%                                0.44       1 to 11
                 40%                                0.37        1 to 9
------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2                                   [BANC OF AMERICA SECURITIES LOGO]


Assumptions
Prepay Speed     75% FRM PPC/ 125% ARM PPC
Libor            Static
Run to           Call

Class AIII-2

                 -------------------------------------------------------------
                   Pd     Date       Afc            Pd     Date       Afc
                 -------------------------------------------------------------
                   1    10/25/2004   7.03%           69   6/25/2010   5.64%
                   2    11/25/2004   6.12%           70   7/25/2010   5.82%
                   3    12/25/2004   6.33%           71   8/25/2010   5.62%
                   4     1/25/2005   6.12%           72   9/25/2010   5.62%
                   5     2/25/2005   6.12%           73  10/25/2010   5.80%
                   6     3/25/2005   6.77%           74  11/25/2010   5.60%
                   7     4/25/2005   6.12%           75  12/25/2010   5.78%
                   8     5/25/2005   6.32%           76   1/25/2011   5.59%
                   9     6/25/2005   6.11%           77   2/25/2011   5.58%
                   10    7/25/2005   6.32%           78   3/25/2011   6.17%
                   11    8/25/2005   6.11%           79   4/25/2011   5.57%
                   12    9/25/2005   6.11%           80   5/25/2011   5.75%
                   13   10/25/2005   6.31%           81   6/25/2011   5.56%
                   14   11/25/2005   6.10%           82   7/25/2011   5.74%
                   15   12/25/2005   6.30%           83   8/25/2011   5.55%
                   16    1/25/2006   6.09%           84   9/25/2011   5.54%
                   17    2/25/2006   6.08%           85  10/25/2011   5.72%
                   18    3/25/2006   6.72%           86  11/25/2011   5.53%
                   19    4/25/2006   6.07%           87  12/25/2011   5.71%
                   20    5/25/2006   6.26%           88   1/25/2012   5.52%
                   21    6/25/2006   6.05%           89   2/25/2012   5.52%
                   22    7/25/2006   6.29%           90   3/25/2012   5.89%
                   23    8/25/2006   6.08%           91   4/25/2012   5.51%
                   24    9/25/2006   6.07%           92   5/25/2012   5.69%
                   25   10/25/2006   6.26%           93   6/25/2012   5.50%
                   26   11/25/2006   6.05%           94   7/25/2012   5.68%
                   27   12/25/2006   6.24%           95   8/25/2012   5.49%
                   28    1/25/2007   6.03%           96   9/25/2012   5.49%
                   29    2/25/2007   6.02%           97  10/25/2012   5.67%
                   30    3/25/2007   6.65%           98  11/25/2012   5.48%
                   31    4/25/2007   6.00%           99  12/25/2012   5.66%
                   32    5/25/2007   6.19%          100   1/25/2013   5.48%
                   33    6/25/2007   5.98%          101   2/25/2013   5.47%
                   34    7/25/2007   6.17%          102   3/25/2013   6.06%
                   35    8/25/2007   5.96%          103   4/25/2013   5.47%
                   36    9/25/2007   5.95%          104   5/25/2013   5.65%
                   37   10/25/2007   6.14%          105   6/25/2013   5.46%
                   38   11/25/2007   5.93%          106   7/25/2013   5.64%
                   39   12/25/2007   6.12%          107   8/25/2013   5.46%
                   40    1/25/2008   5.91%          108   9/25/2013   5.45%
                   41    2/25/2008   5.90%          109  10/25/2013   5.63%
                   42    3/25/2008   6.29%          110  11/25/2013   5.45%
                   43    4/25/2008   5.88%          111  12/25/2013   5.63%
                   44    5/25/2008   6.06%          112   1/25/2014   5.44%
                   45    6/25/2008   5.85%          113   2/25/2014   5.44%
                   46    7/25/2008   6.04%          114   3/25/2014   6.02%
                   47    8/25/2008   5.83%          115   4/25/2014   5.44%
                   48    9/25/2008   5.82%          116   5/25/2014   5.62%
                   49   10/25/2008   6.01%          117   6/25/2014   5.43%
                   50   11/25/2008   5.80%          118   7/25/2014   5.61%
                   51   12/25/2008   5.99%          119   8/25/2014   5.43%
                   52    1/25/2009   5.78%          120   9/25/2014   5.43%
                   53    2/25/2009   5.77%          121  10/25/2014   5.61%
                   54    3/25/2009   6.38%          122  11/25/2014   5.42%
                   55    4/25/2009   5.76%          123  12/25/2014   5.60%
                   56    5/25/2009   5.94%          124   1/25/2015   5.42%
                   57    6/25/2009   5.74%          125   2/25/2015   5.42%
                   58    7/25/2009   5.92%          126   3/25/2015   6.00%
                   59    8/25/2009   5.72%          127   4/25/2015   5.42%
                   60    9/25/2009   5.71%          128   5/25/2015   5.60%
                   61   10/25/2009   5.89%          129   6/25/2015   5.41%
                   62   11/25/2009   5.69%          130   7/25/2015   5.59%
                   63   12/25/2009   5.87%          131   8/25/2015   5.41%
                   64    1/25/2010   5.68%          132   9/25/2015   5.41%
                   65    2/25/2010   5.67%          133  10/25/2015   5.59%
                   66    3/25/2010   6.27%          134  11/25/2015   5.41%
                   67    4/25/2010   5.65%          135  12/25/2015   5.59%
                   68    5/25/2010   5.83%
                 -------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2                                   [BANC OF AMERICA SECURITIES LOGO]


Assumptions
FRM PPC          10% CPR
ARM PPC          40% CPR
Libor            20%
Run to           Call

Class AII-1B

                 -------------------------------------------------------------
                     Pd      Date        Afc          Pd      Date        Afc
                 -------------------------------------------------------------
                      1 10/25/2004      7.03%          64  1/25/2010     7.53%
                      2 11/25/2004      6.12%          65  2/25/2010     7.48%
                      3 12/25/2004      6.31%          66  3/25/2010     8.22%
                      4  1/25/2005      6.10%          67  4/25/2010     7.38%
                      5  2/25/2005      6.10%          68  5/25/2010     7.57%
                      6  3/25/2005      6.74%          69  6/25/2010     7.28%
                      7  4/25/2005      6.08%          70  7/25/2010     7.48%
                      8  5/25/2005      6.28%          71  8/25/2010     7.19%
                      9  6/25/2005      6.07%          72  9/25/2010     7.14%
                     10  7/25/2005      6.27%          73 10/25/2010     7.33%
                     11  8/25/2005      6.06%          74 11/25/2010     7.05%
                     12  9/25/2005      6.05%          75 12/25/2010     7.24%
                     13 10/25/2005      6.24%          76  1/25/2011     6.96%
                     14 11/25/2005      6.03%          77  2/25/2011     6.92%
                     15 12/25/2005      6.23%          78  3/25/2011     7.62%
                     16  1/25/2006      6.02%          79  4/25/2011     6.84%
                     17  2/25/2006      6.01%          80  5/25/2011     7.03%
                     18  3/25/2006      6.64%          81  6/25/2011     6.76%
                     19  4/25/2006      5.99%          82  7/25/2011     6.94%
                     20  5/25/2006      8.14%          83  8/25/2011     6.68%
                     21  6/25/2006      7.85%          84  9/25/2011     6.64%
                     22  7/25/2006      8.08%          85 10/25/2011     6.83%
                     23  8/25/2006      7.79%          86 11/25/2011     6.57%
                     24  9/25/2006      7.76%          87 12/25/2011     6.75%
                     25 10/25/2006      7.99%          88  1/25/2012     6.50%
                     26 11/25/2006      8.29%          89  2/25/2012     6.47%
                     27 12/25/2006      8.53%          90  3/25/2012     6.88%
                     28  1/25/2007      8.22%          91  4/25/2012     6.40%
                     29  2/25/2007      8.18%          92  5/25/2012     6.58%
                     30  3/25/2007      9.01%          93  6/25/2012     6.34%
                     31  4/25/2007      8.10%          94  7/25/2012     6.52%
                     32  5/25/2007      8.97%          95  8/25/2012     6.28%
                     33  6/25/2007      8.63%          96  9/25/2012     6.25%
                     34  7/25/2007      8.87%          97 10/25/2012     6.42%
                     35  8/25/2007      8.54%          98 11/25/2012     6.19%
                     36  9/25/2007      8.49%          99 12/25/2012     6.37%
                     37 10/25/2007      8.72%         100  1/25/2013     6.13%
                     38 11/25/2007      8.92%         101  2/25/2013     6.11%
                     39 12/25/2007      9.16%         102  3/25/2013     6.73%
                     40  1/25/2008      8.80%         103  4/25/2013     6.06%
                     41  2/25/2008      8.75%         104  5/25/2013     6.23%
                     42  3/25/2008      9.29%         105  6/25/2013     6.01%
                     43  4/25/2008      8.64%         106  7/25/2013     6.19%
                     44  5/25/2008      8.88%         107  8/25/2013     5.96%
                     45  6/25/2008      8.54%         108  9/25/2013     5.94%
                     46  7/25/2008      8.77%         109 10/25/2013     6.12%
                     47  8/25/2008      8.43%         110 11/25/2013     5.90%
                     48  9/25/2008      8.37%         111 12/25/2013     6.07%
                     49 10/25/2008      8.59%         112  1/25/2014     5.86%
                     50 11/25/2008      8.28%         113  2/25/2014     5.84%
                     51 12/25/2008      8.50%         114  3/25/2014     6.44%
                     52  1/25/2009      8.17%         115  4/25/2014     5.80%
                     53  2/25/2009      8.11%         116  5/25/2014     5.98%
                     54  3/25/2009      8.92%         117  6/25/2014     5.77%
                     55  4/25/2009      8.00%         118  7/25/2014     5.94%
                     56  5/25/2009      8.21%         119  8/25/2014     5.73%
                     57  6/25/2009      7.89%         120  9/25/2014     5.72%
                     58  7/25/2009      8.10%         121 10/25/2014     5.89%
                     59  8/25/2009      7.79%         122 11/25/2014     5.69%
                     60  9/25/2009      7.73%         123 12/25/2014     5.86%
                     61 10/25/2009      7.94%         124  1/25/2015     5.66%
                     62 11/25/2009      7.63%         125  2/25/2015     5.64%
                     63 12/25/2009      7.83%         126  3/25/2015     6.23%
                 -------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2                                   [BANC OF AMERICA SECURITIES LOGO]


Assumptions
FRM PPC          10% CPR
ARM PPC          40% CPR
Libor            20%
Run to           Call

Class AII-1B

                 ---------------------------------------------------
                   Pd      Date       Beg Bal                Prin
                 ---------------------------------------------------
                   1   10/25/2004    250,000,000          11,111,357
                   2   11/25/2004    238,888,643          10,661,264
                   3   12/25/2004    228,227,380          10,229,997
                   4    1/25/2005    217,997,383           9,816,765
                   5    2/25/2005    208,180,618           9,420,808
                   6    3/25/2005    198,759,810           9,041,400
                   7    4/25/2005    189,718,409           8,677,844
                   8    5/25/2005    181,040,565           8,329,346
                   9    6/25/2005    172,711,219           7,995,532
                   10   7/25/2005    164,715,687           7,675,652
                   11   8/25/2005    157,040,034           7,369,120
                   12   9/25/2005    149,670,914           7,075,374
                   13  10/25/2005    142,595,541           6,793,875
                   14  11/25/2005    135,801,665           6,524,110
                   15  12/25/2005    129,277,556           6,265,583
                   16   1/25/2006    123,011,972           6,017,823
                   17   2/25/2006    116,994,149           5,780,377
                   18   3/25/2006    111,213,773           5,552,799
                   19   4/25/2006    105,660,973           5,334,697
                   20   5/25/2006    100,326,276           5,085,028
                   21   6/25/2006     95,241,247           4,887,893
                   22   7/25/2006     90,353,354           4,698,951
                   23   8/25/2006     85,654,403           4,517,790
                   24   9/25/2006     81,136,613           4,344,084
                   25  10/25/2006     76,792,528           4,177,525
                   26  11/25/2006     72,615,003           4,010,191
                   27  12/25/2006     68,604,812           3,857,628
                   28   1/25/2007     64,747,184           3,711,331
                   29   2/25/2007     61,035,853           3,571,023
                   30   3/25/2007     57,464,830           3,436,455
                   31   4/25/2007     54,028,375           3,307,390
                   32   5/25/2007     50,720,984           3,177,320
                   33   6/25/2007     47,543,664           3,059,064
                   34   7/25/2007     44,484,600           2,945,632
                   35   8/25/2007     41,538,968           2,836,813
                   36   9/25/2007     38,702,155           2,732,414
                   37  10/25/2007     35,969,740                   -
                   38  11/25/2007     35,969,740                   -
                   39  12/25/2007     35,969,740                   -
                   40   1/25/2008     35,969,740                   -
                   41   2/25/2008     35,969,740           1,385,331
                   42   3/25/2008     34,584,409           1,362,889
                   43   4/25/2008     33,221,520           1,307,938
                   44   5/25/2008     31,913,583           1,255,188
                   45   6/25/2008     30,658,395           1,204,750
                   46   7/25/2008     29,453,645           1,156,415
                   47   8/25/2008     28,297,230           1,110,113
                   48   9/25/2008     27,187,117           1,065,749
                   49  10/25/2008     26,121,368           1,023,243
                   50  11/25/2008     25,098,126             982,450
                   51  12/25/2008     24,115,676             943,434
                   52   1/25/2009     23,172,242             906,045
                   53   2/25/2009     22,266,198             870,227
                   54   3/25/2009     21,395,970             835,909
                   55   4/25/2009     20,560,061             803,021
                   56   5/25/2009     19,757,040             771,516
                   57   6/25/2009     18,985,524             741,329
                   58   7/25/2009     18,244,196             712,405
                   59   8/25/2009     17,531,791             684,690
                   60   9/25/2009     16,847,101             658,136
                   61  10/25/2009     16,188,965             632,691
                   62  11/25/2009     15,556,274             608,311
                   63  12/25/2009     14,947,963             584,949
                   64   1/25/2010     14,363,014             562,563
                   65   2/25/2010     13,800,451             541,113
                   66   3/25/2010     13,259,338             520,558
                   67   4/25/2010     12,738,780             500,861
                   68   5/25/2010     12,237,919             481,986
                   69   6/25/2010     11,755,933             463,897
                   70   7/25/2010     11,292,036             446,563
                   71   8/25/2010     10,845,474             429,950
                   72   9/25/2010     10,415,524             414,028
                   73  10/25/2010     10,001,495             398,769
                   74  11/25/2010      9,602,726             384,144
                   75  12/25/2010      9,218,582             370,127
                   76   1/25/2011      8,848,455             356,690
                   77   2/25/2011      8,491,765             343,811
                   78   3/25/2011      8,147,953             331,465
                   79   4/25/2011      7,816,488             319,630
                   80   5/25/2011      7,496,858             308,284
                   81   6/25/2011      7,188,574             297,406
                   82   7/25/2011      6,891,169             286,976
                   83   8/25/2011      6,604,193             276,975
                   84   9/25/2011      6,327,218             267,386
                   85  10/25/2011      6,059,832             258,189
                   86  11/25/2011      5,801,643             249,370
                   87  12/25/2011      5,552,273             240,911
                   88   1/25/2012      5,311,362             232,798
                   89   2/25/2012      5,078,564             225,015
                   90   3/25/2012      4,853,549             217,548
                   91   4/25/2012      4,636,001             210,385
                   92   5/25/2012      4,425,616             203,512
                   93   6/25/2012      4,222,104             196,916
                   94   7/25/2012      4,025,188             190,586
                   95   8/25/2012      3,834,602             184,510
                   96   9/25/2012      3,650,092             178,678
                   97  10/25/2012      3,471,413             173,080
                   98  11/25/2012      3,298,334             167,704
                   99  12/25/2012      3,130,630             162,542
                  100   1/25/2013      2,968,087             157,585
                  101   2/25/2013      2,810,502             152,824
                  102   3/25/2013      2,657,678             148,250
                  103   4/25/2013      2,509,429             143,855
                  104   5/25/2013      2,365,573             139,633
                  105   6/25/2013      2,225,941             135,574
                  106   7/25/2013      2,090,366             131,674
                  107   8/25/2013      1,958,693             127,924
                  108   9/25/2013      1,830,769             124,318
                  109  10/25/2013      1,706,450             120,851
                  110  11/25/2013      1,585,599             117,516
                  111  12/25/2013      1,468,083             114,308
                  112   1/25/2014      1,353,775             111,221
                  113   2/25/2014      1,242,555             108,250
                  114   3/25/2014      1,134,305             105,403
                  115   4/25/2014      1,028,901             102,511
                  116   5/25/2014        926,390              99,702
                  117   6/25/2014        826,688              97,174
                  118   7/25/2014        729,514              94,609
                  119   8/25/2014        634,905              92,244
                  120   9/25/2014        542,660              89,965
                  121  10/25/2014        452,695              87,769
                  122  11/25/2014        364,926              85,651
                  123  12/25/2014        279,275              83,609
                  124   1/25/2015        195,667              81,639
                  125   2/25/2015        114,028              79,738
                  126   3/25/2015         34,290              34,290
          ----------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2                                   [BANC OF AMERICA SECURITIES LOGO]


Assumptions
Prepay           Speed 2 to 12 CPR over 18 months, 12 CPR thereafter 5-30 CPR over 24 months, 60 CPR for next 6 months, 50 CPR for next 6 months, 40 CPR for next 6 months, 35 CPR for next 6 months, 30
                 CPR thereafter
Libor            Static
Run to           Call


Class AIII-3

                 -------------------------------------------------------------
                   Pd     Date       Afc            Pd     Date       Afc
                 -------------------------------------------------------------
                   1   10/25/2004   7.03%           69   6/25/2010      5.75%
                   2   11/25/2004   6.12%           70   7/25/2010      5.94%
                   3   12/25/2004   6.33%           71   8/25/2010      5.74%
                   4    1/25/2005   6.12%           72   9/25/2010      5.74%
                   5    2/25/2005   6.12%           73  10/25/2010      5.92%
                   6    3/25/2005   6.77%           74  11/25/2010      5.73%
                   7    4/25/2005   6.12%           75  12/25/2010      5.91%
                   8    5/25/2005   6.32%           76   1/25/2011      5.72%
                   9    6/25/2005   6.11%           77   2/25/2011      5.71%
                   10   7/25/2005   6.32%           78   3/25/2011      6.32%
                   11   8/25/2005   6.11%           79   4/25/2011      5.70%
                   12   9/25/2005   6.11%           80   5/25/2011      5.89%
                   13  10/25/2005   6.31%           81   6/25/2011      5.70%
                   14  11/25/2005   6.11%           82   7/25/2011      5.88%
                   15  12/25/2005   6.31%           83   8/25/2011      5.69%
                   16   1/25/2006   6.10%           84   9/25/2011      5.68%
                   17   2/25/2006   6.10%           85  10/25/2011      5.87%
                   18   3/25/2006   6.75%           86  11/25/2011      5.68%
                   19   4/25/2006   6.09%           87  12/25/2011      5.86%
                   20   5/25/2006   6.29%           88   1/25/2012      5.67%
                   21   6/25/2006   6.09%           89   2/25/2012      5.66%
                   22   7/25/2006   6.34%           90   3/25/2012      6.05%
                   23   8/25/2006   6.12%           91   4/25/2012      5.66%
                   24   9/25/2006   6.10%           92   5/25/2012      5.84%
                   25  10/25/2006   6.29%           93   6/25/2012      5.65%
                   26  11/25/2006   6.07%           94   7/25/2012      5.83%
                   27  12/25/2006   6.25%           95   8/25/2012      5.64%
                   28   1/25/2007   6.03%           96   9/25/2012      5.64%
                   29   2/25/2007   6.02%           97  10/25/2012      5.82%
                   30   3/25/2007   6.65%           98  11/25/2012      5.63%
                   31   4/25/2007   5.99%           99  12/25/2012      5.81%
                   32   5/25/2007   6.18%          100   1/25/2013      5.62%
                   33   6/25/2007   5.97%          101   2/25/2013      5.62%
                   34   7/25/2007   6.16%          102   3/25/2013      6.22%
                   35   8/25/2007   5.95%          103   4/25/2013      5.61%
                   36   9/25/2007   5.94%          104   5/25/2013      5.80%
                   37  10/25/2007   6.13%          105   6/25/2013      5.60%
                   38  11/25/2007   5.92%          106   7/25/2013      5.79%
                   39  12/25/2007   6.11%          107   8/25/2013      5.60%
                   40   1/25/2008   5.90%          108   9/25/2013      5.59%
                   41   2/25/2008   5.90%          109  10/25/2013      5.78%
                   42   3/25/2008   6.30%          110  11/25/2013      5.59%
                   43   4/25/2008   5.88%          111  12/25/2013      5.77%
                   44   5/25/2008   6.07%          112   1/25/2014      5.58%
                   45   6/25/2008   5.87%          113   2/25/2014      5.58%
                   46   7/25/2008   6.06%          114   3/25/2014      6.17%
                   47   8/25/2008   5.86%          115   4/25/2014      5.57%
                   48   9/25/2008   5.85%          116   5/25/2014      5.76%
                   49  10/25/2008   6.04%          117   6/25/2014      5.57%
                   50  11/25/2008   5.84%          118   7/25/2014      5.75%
                   51  12/25/2008   6.03%          119   8/25/2014      5.56%
                   52   1/25/2009   5.83%          120   9/25/2014      5.56%
                   53   2/25/2009   5.83%          121  10/25/2014      5.74%
                   54   3/25/2009   6.45%          122  11/25/2014      5.55%
                   55   4/25/2009   5.82%          123  12/25/2014      5.74%
                   56   5/25/2009   6.01%          124   1/25/2015      5.55%
                   57   6/25/2009   5.81%          125   2/25/2015      5.54%
                   58   7/25/2009   5.99%          126   3/25/2015      6.14%
                   59   8/25/2009   5.80%          127   4/25/2015      5.54%
                   60   9/25/2009   5.79%          128   5/25/2015      5.72%
                   61  10/25/2009   5.98%          129   6/25/2015      5.53%
                   62  11/25/2009   5.78%          130   7/25/2015      5.72%
                   63  12/25/2009   5.97%          131   8/25/2015      5.53%
                   64   1/25/2010   5.77%          132   9/25/2015      5.53%
                   65   2/25/2010   5.77%          133  10/25/2015      5.71%
                   66   3/25/2010   6.38%          134  11/25/2015      5.52%
                   67   4/25/2010   5.76%
                   68   5/25/2010   5.95%
                 -------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

WFHET 2004-2                                   [BANC OF AMERICA SECURITIES LOGO]


Assumptions
Prepay Speed      75% FRM PPC/ 125% ARM PPC
Run to            Call


Class AIII-2

                                     Pd AFC
                          Static Libor         20% Libor     20% Libor + Cap
                     1           7.03%             7.03%               8.00%
                     2           6.12%             6.12%               8.00%
                     3           6.33%             6.33%               8.00%
                     4           6.12%             6.12%               8.01%
                     5           6.12%             6.12%               8.01%
                     6           6.77%             6.77%               8.00%
                     7           6.12%             6.12%               8.01%
                     8           6.32%             6.32%               8.01%
                     9           6.11%             6.11%               8.02%
                     10          6.32%             6.33%               8.02%
                     11          6.11%             6.12%               8.02%
                     12          6.11%             6.12%               8.03%
                     13          6.31%             6.32%               8.03%
                     14          6.10%             6.11%               8.05%
                     15          6.30%             6.31%               8.05%
                     16          6.09%             6.10%               8.06%
                     17          6.08%             6.09%               8.07%
                     18          6.72%             6.74%               8.03%
                     19          6.07%             6.08%               8.08%
                     20          6.26%             6.27%               8.08%
                     21          6.05%             6.06%               8.11%
                     22          6.29%             8.05%               8.05%
                     23          6.08%             7.76%               7.81%
                     24          6.07%             7.72%               7.80%
                     25          6.26%             7.95%               7.95%
                     26          6.05%             7.66%               7.78%
                     27          6.24%             7.87%               7.87%
                     28          6.03%             8.11%               8.11%
                     29          6.02%             8.07%               8.07%
                     30          6.65%             8.88%               8.88%
                     31          6.00%             7.98%               7.98%
                     32          6.19%             8.20%               8.20%
                     33          5.98%             7.89%               7.89%
                     34          6.17%             8.67%               8.67%
                     35          5.96%             8.34%               8.34%
                     36          5.95%             8.28%               8.28%
                     37          6.14%             8.51%               8.51%
                     38          5.93%             8.18%               8.18%
                     39          6.12%             8.39%               8.39%
                     40          5.91%             8.51%               8.51%
                     41          5.90%             8.45%               8.45%
                     42          6.29%             8.97%               8.97%
                     43          5.88%             8.33%               8.33%
                     44          6.06%             8.54%               8.54%
                     45          5.85%             8.20%               8.20%
                     46          6.04%             8.43%               8.43%
                     47          5.83%             8.10%               8.10%
                     48          5.82%             8.04%               8.04%
                     49          6.01%             8.24%               8.24%
                     50          5.80%             7.92%               7.92%
                     51          5.99%             8.12%               8.12%
                     52          5.78%             7.82%               7.82%
                     53          5.77%             7.76%               7.76%
                     54          6.38%             8.53%               8.53%
                     55          5.76%             7.65%               7.65%
                     56          5.94%             7.84%               7.84%
                     57          5.74%             7.54%               7.54%
                     58          5.92%             7.73%               7.73%
                     59          5.72%             7.43%               7.43%
                     60          5.71%             7.38%               7.38%


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